SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

 Filed by the Registrant /X/

 Filed by a Party other than the Registrant / /

 Check the appropriate box:

/ / Preliminary Proxy Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/ / Definitive Proxy Statement
/X/ Definitive Additional Materials
/ / Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                          YONKERS FINANCIAL CORPORATION
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check  box  if  any part of the fee is offset as  provided  by  Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

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                   [YONKERS FINANCIAL CORPORATION LETTERHEAD]


                    RECORD 36% INCREASE IN EARNINGS PER SHARE!

                                January 14, 2000

Dear Fellow Shareholders:

     Yesterday we announced that record earnings per share are projected for the fiscal year ending September 30, 2000. You can review these estimates in the enclosed press release.

     Earnings for fiscal 2000 are expected to be a record $1.51 per diluted share compared to $1.11 per diluted share for fiscal 1999, a 36% increase. Last week, we announced that earnings for the first quarter of fiscal 2000, which ended December 31, 1999, increased by 26% to a record $0.34 per diluted share.

     THE PROJECTIONS FOR OUR ANNUAL EARNINGS CONFIRM WHAT WE HAVE SAID BEFORE - OUR STRATEGY OF EXTRAORDINARY LOAN AND DEPOSIT GROWTH IS WORKING AS PLANNED. OUR STRATEGIC PLAN IS BUILDING SHAREHOLDER VALUE AT AN EXTRAORDINARY RATE. OUR PLAN IS WORKING.

     YOUR BOARD IS NOT OPPOSED TO SELLING THE COMPANY. WE SIMPLY BELIEVE NOW IS NOT THE TIME.

     VOTE FOR YOUR BOARD'S NOMINEES, DONALD R. ANGELILLI, WILLIAM G. BACHOP AND EBEN T. WALKER, BY COMPLETING AND RETURNING THE ENCLOSED WHITE PROXY CARD TODAY. DO NOT RETURN OR VOTE ANY GOLD PROXY CARDS!

     We thank you for your continued support.

                        Sincerely,


                        /s/ William G. Bachop     /s/ Richard F. Komosinski
                        ----------------------    -------------------------
                        William G. Bachop         Richard F. Komosinski
                        Chairman of the Board     President and Chief
                                                   Executive Officer

Enclosure







Important

     If you own shares in "street name" (in a brokerage firm or bank), please contact your broker or bank and direct them to vote "FOR" your Board's nominees on the WHITE proxy card.

     If you have any questions on how to vote your shares, please call our proxy solicitor, Regan and Associates, at 1-800-737-3426. If you have any questions about our goals or our progress, please feel free to call us directly at 914-965-2500 ext. 101.

January 13, 2000                                     Contact: Richard Komosinski
                                                              (914) 965-2500


                  RECORD INCREASE IN ANNUAL EARNINGS PER SHARE
                   PROJECTED BY YONKERS FINANCIAL CORPORATION


     Yonkers, New York- Yonkers Financial Corporation (Nasdaq National Market:YFCB) announced today that earnings for the fiscal year ending September 30, 2000 are expected to be a record $1.51 per diluted share, compared to $1.11 per diluted share for fiscal 1999.

     Richard F.  Komosinski,  President  and Chief  Executive  Officer,  stated:
"Despite the recent increase in market interest rates which will negatively impact our earnings, we expect fiscal 2000 earnings per share to increase by 36%, a dramatic improvement over fiscal 1999. We believe this improvement is directly related to our strategic plan of growing our loan and deposit base as rapidly as possible in order to build franchise value and increase the value of our shareholders' investment."

     President Komosinski added: "Our strategic plan is producing dramatic results. Earlier this week, we announced that estimated earnings for the first quarter of fiscal 2000 were a record $0.34 per diluted share. The Board believes the projected record increase in annual earnings per share means that shareholder value will continue to increase significantly."

     The company was organized in 1995 as the holding company for The Yonkers Savings and Loan Association, FA. Yonkers Savings serves the financial needs of communities in its market area through four traditional retail offices and one lending center located in Yonkers, New York and five in-store branches, located in Wappingers Falls, Yorktown Heights, Mt. Vernon, Cortlandt Manor and Poughkeepsie, New York.

     This news release contains various forward-looking statements consisting of estimates with respect to the financial condition, results of operations and business of the company and the bank. These estimates are subject to various factors that could cause actual results to differ materially from these estimates. These factors include, but are not limited to, (i) the effect that an adverse movement in interest rates could have on net interest income, (ii) changes in customer preferences for our products and services, (iii) changes in national and local economic and market conditions, (iv) higher than anticipated operating expenses, (v) a lower level of or higher cost for deposits or a higher cost for borrowings than anticipated, (vi) changes in accounting principles, policies or guidelines, and (vii) legislation or regulations adversely affecting the bank or the company.

                                      -END-

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
                                                            REVOCABLE PROXY
                                                    YONKERS FINANCIAL CORPORATION
/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE

        ANNUAL MEETING OF STOCKHOLDERS                                                                                With-  For All
              JANUARY 27, 2000                                                                                   For  hold   Except
                                                                   I. The election of the following directors
                                                                      for a three-year term to expire in 2003:   /_/   /_/    /_/

    The  undersigned  hereby appoints the Board of Directors        DONALD R. ANGELILLI   WILLIAM G. BACHOP   EBEN T. WALKER
of Yonkers  Financial  Corporation (the "Company"),  and its
survivor,  with  full  power  of  substitution,  to  act  as        INSTRUCTION: TO VOTE FOR ALL NOMINEES, MARK THE BOX "FOR." TO
attorneys and proxies for the undersigned to vote all shares        WITHHOLD  AUTHORITY  TO VOTE  FOR ALL  NOMINEES, MARK THE BOX
of common  stock of the  Company  which the  undersigned  is        "WITHHOLD."  TO  WITHHOLD  AUTHORITY  TO VOTE FOR ONE OR MORE
entitled to vote at the Annual Meeting of Stockholders  (the        NOMINEES, BUT NOT ALL NOMINEES, MARK THE BOX "FOR ALL EXCEPT"
"Meeting"),  to be  held on  January  27,  2000 at a  branch        AND  WRITE  THE  NAME(S)  OF THE NOMINEE(S) FOR WHOM YOU WISH
office of The  Yonkers  Savings  and Loan  Association,  FA,        TO  WITHHOLD  YOUR VOTE IN THE SPACE PROVIDED BELOW.
located at 2320 Central Park Avenue,  Yonkers,  New York, at
6:00 p.m. New York time, and at any and all  adjournments or        ----------------------------------------------------------------
postponements thereof, as follows:


                                                                                                             For   Against   Abstain

                                                                    II. The ratification of the appointment  /_/     /_/       /_/
                                                                        of  KPMG  LLP as  the   independent
                                                                        auditors  of  the  Company for  the
                                                                        fiscal  year  ending  September 30,
                                                                        2000.


                                                                       In their discretion, the Board of Directors, as proxy for the stockholder,  is authorized to vote on such other matters as may
                                                                    properly  come  before  the  Meeting  or  any   adjournments  or
                                                                    postponements thereof.

                                                                       THE BOARD OF  DIRECTORS  RECOMMENDS  A VOTE "FOR" EACH OF THE
                                                                    NOMINEES  LISTED  HEREIN  AND  "FOR"  THE  RATIFICATION  OF  THE
                                                                    APPOINTMENT OF KPMG LLP.

                                                                       THIS PROXY WILL BE VOTED AS DIRECTED,  BUT IF NO INSTRUCTIONS
                                                                    ARE  SPECIFIED, THIS  PROXY  WILL  BE  VOTED  FOR  EACH  OF  THE
                                                                    NOMINEES   NAMED  HEREIN  AND  FOR  THE   RATIFICATION   OF  THE
                                                                    APPOINTMENT  OF KPMG LLP. IF ANY OTHER  BUSINESS IS PRESENTED AT
                                                                    THE  MEETING,  THIS PROXY WILL BE VOTED AS DIRECTED BY THE BOARD
                                                                    OF  DIRECTORS IN ITS BEST  JUDGMENT.  AT THE PRESENT  TIME,  THE
                                                                    BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT
                                                                    THE MEETING.


Please be sure to sign and date         Date
this Proxy in the box below.
                                        -----------------


---------------------------------------------------------


-------Stockholder sign above---------Co-holder (if any) sign above-----


  DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED. ->

                          YONKERS FINANCIAL CORPORATION

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           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      This Proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than this Proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of this Proxy). If this Proxy is properly revoked as described above, then the power of the Board of Directors as attorneys and proxies for the undersigned shall be deemed terminated and of no further force and effect.

      The above signed acknowledges receipt from the Company, prior to the execution of this Proxy, of a Notice of the Annual Meeting, a Proxy Statement dated December 6, 1999, and the Company's Annual Report to Stockholders for the fiscal year ended September 30, 1999.

      Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL THIS PROXY CARD TODAY

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